Exhibit 10.25

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 6, 2006, among WESTLAKE CHEMICAL CORPORATION (“Westlake”) and certain of its domestic subsidiaries listed as Borrowers to the Credit Agreement described below (collectively, the “Borrowers”), Lenders under the Credit Agreement, BANK OF AMERICA, N.A., in its capacity as Agent for Lenders under the Credit Agreement (the “Agent”), and Guarantors under the Credit Agreement (hereinafter defined).

Reference is made to the Credit Agreement, dated as of July 31, 2003 (as amended, modified, and supplemented, the “Credit Agreement”), among the Borrowers, the Agent, and Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement and all Section references herein are to Sections in the Credit Agreement.

RECITALS

A. Borrowers have requested that Lenders agree to amend certain provisions of the Credit Agreement, including without limitation, amending certain covenants and amending the definition of Applicable Margin.

B. Subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1. Amendments to Credit Agreement. By execution of this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Cover Page and Recitals. The reference to “$200,000,000” set forth in the cover page of the Credit Agreement and the first paragraph of the recitals is amended to be “$300,000,000.”

1.2 Total Facility. Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

“1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $300,000,000 (the “Total Facility”) to the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.”

1.3 Prepayments of the Loans. Section 3.3(a) of the Credit Agreement is amended in its entirety to read as follows:

“(a) At any time that Availability is less than $60,000,000, immediately upon receipt by any Loan Party of proceeds of any Equity Issuance, the Borrowers shall prepay the Loans (without a reduction of the Maximum Revolver Amount) in an amount equal to 100% of all such proceeds to the extent any such proceeds are not paid to redeem the Bond Debt or prepay the Fixed Asset Loan, net of (i) commissions and other reasonable and customary transaction costs, fees, and expenses properly attributable to such transaction and payable by such Loan Party in

Fifth Amendment to
Revolver Credit Agreement

connection therewith (in each case, paid to non-Affiliates), (ii) transfer taxes, and (iii) an appropriate reserve for taxes in accordance with GAAP in connection therewith.”

1.4 Use of Proceeds. The first sentence of Section 6.22 of the Credit Agreement is amended in its entirety to read as follows:

“6.22 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely (a) to refinance existing Debt; (b) prepay or defease Debt of the Loan Parties to the extent permitted hereunder; (c) to pay the costs and expenses related to this Agreement, (d) for working capital purposes of the Loan Parties, and (e) for general corporate purposes.”

1.5 Distributions; Capital Change; Restricted Investments. Section 7.10 of the Credit Agreement is amended in its entirety to read as follows:

“7.10. Distributions; Capital Change; Restricted Investments. No Loan Party nor any of their Subsidiaries shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except (i) Distributions by wholly owned Subsidiaries, and (ii) Distributions by Loan Parties and non wholly owned Subsidiaries, if, after giving effect to such Distribution, Availability equals or exceeds $60,000,000, (b) make any change in its capital structure which could reasonably be expected to have a Material Adverse Effect; or (c) make any Restricted Investment, unless after giving effect to such Restricted Investment, Availability equals or exceeds $60,000,000; provided that if any payment, prepayment, redemption, defeasance, purchase, or deposit in respect of any Debt of the Loan Parties is permitted to be made under Section 7.14(c), and such payment, prepayment, redemption, purchase, or deposit otherwise constitutes a Restricted Investment, such payment, prepayment, redemption, defeasance, purchase, or deposit shall not be prohibited by the terms of this Section 7.10(c). Notwithstanding the foregoing, Distributions are permitted hereunder only if no Default or Event of Default then exists and only to the extent that any such Distribution is made in accordance with applicable Requirement of Law and constitutes a valid, non-voidable transaction.”

1.6 Debt. Section 7.13 (g) of the Credit Agreement is amended in it entirety to read as follows:

“(g) other unsecured Debt;”

1.7 Debt. Section 7.13(h) of the Credit Agreement is amended in its entirety to read as follows:

“(h) Debt evidencing a substantially concurrent (substantially concurrent shall be not more than 45 days prior to any refunding, renewal, extension, defeasance, or replacement of Debt) refunding, renewal, extension, defeasance, or replacement (“Refinancing”) of the Debt existing on the Closing Date and described on Schedule 6.9 and other Debt permitted hereunder (the “Replaced Debt”); provided that (i) the principal amount thereof is not increased, except in an amount equal to all accrued interest on such Replaced Debt and the amount of expenses and premiums incurred in connection with such Refinancing, (ii) the Liens, if any, securing such Debt do not attach to any assets in addition to those assets, if any, securing the Replaced Debt, (iii) no Person that is not an obligor or guarantor of such Replaced Debt as of such date shall become as of such date, an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal, or extension are not materially less favorable, taken as a whole, to the Borrowers, the Agent, or the Lenders than the Replaced Debt, including, without limitation, the maturity date thereof and any principal amortization thereof;”

2	Fifth Amendment to
Revolver Credit Agreement

1.8 Prepayments. Section 7.14(b)(v) of the Credit Agreement is amended in its entirety to read as follows:

“(v) refinancings, refundings, renewals, extensions, replacements, or defeasances of the Fixed Asset Loan or other Debt to the extent such refinancing, refunding, renewal, extension, replacement, or defeasance is permitted by Section 7.13(h), whether subordinate to the Obligations, or not”.

1.9 Prepayments. The introductory paragraph of Section 7.14(c) of the Credit Agreement is amended in its entirety to read as follows:

“(c) shall not, directly or indirectly, pay, prepay, redeem, defease, or purchase, or deposit funds or property for the payment (including, without limitation, a payment in respect of any sinking fund or defeasance of any Bond Debt or the Fixed Asset Loan), prepayment, redemption, defeasance, or purchase of, any Bond Debt or the Fixed Asset Loan other than”

1.10 Prepayments. Section 7.14(c) of the Credit Agreement is amended by deleting the “and” at the end of subparagraph (iii), deleting the period at the end of clause (iv) and adding to the end thereof the following new clause (v):

“(v) refinancings, refundings, renewals, extensions, replacements, or defeasances of Debt to the extent such refinancing, refunding, renewal, extension, replacement, or defeasance is permitted by Section 7.13(h)”.

1.11 Prepayments. Section 7.14(c)(ii) of the Credit Agreement is amended in its entirety to read as follows:

“(ii) redemptions, defeasance, or prepayments (whether voluntary or mandatory) of the Bond Debt or the Fixed Asset Loan (other than Excess Cash Flow Prepayments and Equity Proceeds Prepayments), if, after giving effect to such redemption, defeasance or prepayment, Availability is at least $60,000,000;”

1.12 Transactions with Affiliates. Section 7.15 of the Credit Agreement is amended by adding to the end thereof, the following:

; provided that the foregoing restrictions shall not apply to (x) any Distribution permitted by Section 7.10 or (y) any transactions between or among any Loan Parties.”

1.13 Permitted Debt under Bond Debt and Fixed Asset Loan. Section 7.25 of the Credit Agreement is amended in its entirety to read as follows:

“Permitted Debt under Original Bond Debt and Fixed Asset Loan. The Borrowers shall (a) so long as the Original Bond Debt is outstanding, reserve the full amount of the Maximum Revolver Amount under Section 4.09(b)(1) (the basket permitting the credit facilities) of the indenture for the Original Bond Debt and (b) so long as the Fixed Asset Loan is outstanding, reserve the full amount of the Maximum Revolver Amount under Section 8.03(c)(i) of the Fixed Asset Loan credit agreement.”

3	Fifth Amendment to
Revolver Credit Agreement

1.14 Acquisitions. Section 7.26(e) of the Credit Agreement is amended in its entirety to read as follows:

“(e) if such Acquisition is structured as a merger, a Loan Party must be the surviving entity after giving effect to such merger;”

1.15 Acquisitions. Section 7.26(i) of the Credit Agreement is amended in its entirety to read as follows:

“(i) immediately after giving effect to any Revolving Loans to be made in connection with any Acquisition, (A) there is at least $60,000,000 of Availability, and (B) the Pro Forma Fixed Charge Coverage Ratio shall be at least 1.00 to 1.0; and”

1.16 Account Triggering Date. The definition of “Account Triggering Date” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Account Triggering Date” means the date upon which Availability is less than $40,000,000 at any time.”

1.17 Applicable Margin. The pricing grids in the definition of “Applicable Margin” in Annex A to the Credit Agreement are deleted in their entirety and the following grids are substituted therefor:

If Fixed Charge Coverage Ratio is:	Level of Applicable Margins:
Less than 1.20:1.0	Level I
Less than 1.40:1.0, but greater than or equal to 1.20:1.0	Level II
Less than 1.60:1.0, but greater than or equal to 1.40:1.0	Level III
Less than 1.80:1.0, but greater than or equal to 1.60:1.0	Level IV
Greater than or equal to 1.80:1.0	Level V

	Applicable Margins
	Level I	Level II	Level III	Level IV	Level V
Base Rate Loans	0.50%	0.25%	0.00%	-.25%	-0.50%
LIBOR Rate Loans	2.00%	1.75%	1.50%	1.25%	1.00%
Unused Line Fee	0.35%	0.35%	0.30%	0.25%	0.25%

1.18 Bond Debt. The definition of Bond Debt in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Bond Debt” means the 8 3/4% Senior Notes due 2011 issued by Westlake pursuant to that certain Indenture dated as of the Closing Date, between Westlake and JPMorgan Chase Bank in an aggregate original principal amount of $380,000,000, and the documents and agreements evidencing and establishing such Debt, as the same may be amended, from time to time in accordance with the terms thereof and hereof, and including any replacements or refinancings thereof permitted under this Credit Agreement.”

4	Fifth Amendment to
Revolver Credit Agreement

1.19 Equity Proceeds Prepayments. The definition of Equity Proceeds Prepayment in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Equity Proceeds Prepayment” means any prepayment or defeasance of the Fixed Asset Loan from the issuance of Capital Stock, as currently set forth in Sections 2.04(a)(ii) or 2.04(b)(iii) of the Fixed Asset Loan credit agreement in effect on the Closing Date.

1.20 Excess Cash Flow Prepayment. The definition of Excess Cash Flow Prepayment in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Excess Cash Flow Prepayment” means any prepayment or defeasance of the Fixed Asset Loan from “Excess Cash Flow,” as defined in and as set forth in Section 2.04(b)(i) of the Fixed Asset Loan credit agreement on the Closing Date.”

1.21 Fixed Charges. The definition of “Fixed Charges” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Fixed Charges” means, with respect to any fiscal period of the Loan Parties on a consolidated basis, without duplication, (a) interest expense, (b) Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt, and further excluding up to $75,000,000 of Capital Expenditures made by the Loan Parties from April 1, 2006, through and including March 31, 2007, (c) scheduled principal payments of Debt, prepayments and unscheduled payments (except in connection with a permitted refinancing, replacement, or defeasance) of Debt (other than the Fixed Asset Loan); (d) payments on any deferred payment plan for insurance premiums permitted pursuant to Section 7.13(j), (e) cash Distributions paid by any Loan Party to Persons other than Westlake and its Subsidiaries, and (f) Federal, state, local and foreign income taxes, excluding deferred taxes. The following shall be excluded from Fixed Charges: (x) prepayment of up to $275,000,000 of the Bond Debt and (y) Distributions in the aggregate amount of up to $275,000,000 on the capital stock of Westlake so long as on the date of each such Distribution, at least $247,000,000 principal amount of Bond Debt is outstanding.”

1.22 Letter of Credit Subfacility. The definition of “Letter of Credit Subfacility” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Letter of Credit Subfacility” means $300,000,000.”

1.23 Maximum Revolver Amount. The definition of “Maximum Revolver Amount” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Maximum Revolver Amount” means $300,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement.”

1.24 A new definition of “Original Bond Debt” shall be added to Annex A, immediately following the definition of “Obligations”:

“Original Bond Debt” means the 8 3/4% Senior Notes due 2011 issued by Westlake pursuant to that certain Indenture dated as of the Closing Date, between Westlake and JPMorgan Chase Bank in an aggregate original principal amount of $380,000,000, and the documents and agreements evidencing and establishing such Debt, as the same may be amended from time to time in accordance with the terms thereof and hereof.”

5	Fifth Amendment to
Revolver Credit Agreement

1.25 Restricted Investments.

(A) Clause (e) of the definition of “Restricted Investment” in Annex A to the Credit Agreement shall be amended in its entirety to read as follows:

“(e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers’ acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof or any other country having capital and surplus aggregating at least $100,000,000 or the Dollar equivalent thereof;”

(B) New clauses (o) through (s) are added to the definition of “Restricted Investment” in Annex A to the Credit Agreement by deleting the word “and” immediately prior to clause (n) thereof, and inserting the following clauses (o) through (s) immediately prior to the period:

“(o) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (f) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (e) above;

(p) marketable direct obligations issued by any U.S. corporation, state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a rating of no lower than single A from either Standard & Poors or from Moody’s Investment Services, Inc.;

(q) auction rate preferred stocks, whether taxable, tax-exempt or DRD, issued by a domestic or foreign corporation, a domestic or foreign bank, or closed-end municipal or taxable bond fund, that reset periodically through a modified “Dutch” auction, the frequency of auctions of which allows for classification as short term investment, available for sale, at the time of acquisition, having a rating of no lower than triple A from either Standard & Poors or from Moody’s Investment Services, Inc.;

(r) floating rate, variable rate and auction rate bonds, whether taxable or tax-exempt, issued by municipalities, states, state agencies, political subdivision of states or any public instrumentality thereof, that reset periodically through a modified “Dutch” auction, the frequency of auctions of which allows for classification as short term investment, available for sale thereof and, at the time of acquisition, having a rating of no lower than triple A from either Standard & Poors or from Moody’s Investment Services, Inc.; and

(s) investments in bond funds which are triple A rated by either Moody’s or S&P which maintain a dollar weighted average portfolio maturity or not more than three years and a dollar weighted average duration not exceeding two years.”

1.26. The definition of “Stated Termination Date” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Stated Termination Date” means January 6, 2011.”

6	Fifth Amendment to
Revolver Credit Agreement

1.27 Triggering Date. The definition of “Triggering Date” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Triggering Date” means the date upon which Availability is less than $50,000,000 for at least three (3) consecutive days, or less than $40,000,000 at any time; provided that in the event (i) the Availability has been greater than $50,000,000 at all times for ninety (90) consecutive days and (ii) the Fixed Charge Coverage Ratio on such date of determination is 1.00 to 1.0, commencing on the first day of any month after the criteria set forth above is satisfied, then the Triggering Date shall be deemed to not be continuing for purposes of this Agreement, and the requirements of Sections 5.2(l)(iii) and 7.21 shall not be required unless a subsequent Triggering Date occurs.”

1.28 Unrestricted Subsidiary. The definition of “Unrestricted Subsidiary” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Unrestricted Subsidiary” means, at any time of determination thereof, (a) Westlake International Services Corporation, (b) any Foreign Subsidiary of Westlake or any other Loan Party, and (c) any Subsidiary of an Unrestricted Subsidiary of Westlake.”

1.29 Unused Letter of Credit Subfacility. The definition of “Unused Letter of Credit Subfacility” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Unused Letter of Credit Subfacility” means an amount equal to $300,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.”

1.30 Schedules. Schedules 1.2, 6.3, 6.4, 6.5, 6.12, 6.13, 6.14, 6.16, and 6.27 to the Credit Agreement are amended in their entirety to be in the form of such Schedules attached hereto.

Paragraph 2. Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date (the “Effective Date”) upon which:

(a) the Agent has received counterparts of this Amendment executed by each Borrower, each Guarantor, Agent, and each Lender;

(b) the Agent has received revised schedules to the Credit Agreement as follows:

Schedule 6.3	–	Organization and Qualifications
Schedule 6.4	–	Prior Names
Schedule 6.5	–	Subsidiaries and Affiliates
Schedule 6.12	–	Proprietary Rights
Schedule 6.13	–	Trade Names
Schedule 6.14	–	Litigation
Schedule 6.16	–	Environmental;
Schedule 6.27	–	Bank Accounts

(c) the Agent shall have received counterparts of Guaranty Agreements executed by Westlake NG I Corporation and Westlake NG II Corporation, together with board of directors resolutions,

7	Fifth Amendment to
Revolver Credit Agreement

incumbency certificates, good standing and existence certificates, and uniform commercial code searches, relating thereto, in form and substance acceptable to the Agent;

(d) all representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the date hereof as though made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date;

(e) Agent shall have received for the benefit of each requesting Lender, an Amended and Restated Note, payable to the order of such Lender, in the amount of its Commitment, as increased hereby;

(f) each of the Borrowers and Guarantors shall have executed and delivered an Officer’s Certificate setting forth incumbency of the officers, and certifying the certificate of incorporation, bylaws, board of directors resolutions and other matters;

(g) Agent shall have received opinions of counsel regarding the due execution, authorization, and enforceability of this Amendment, and other matters requested by Agent, satisfactory in form and substance to Agent;

(h) No Default or Event of Default shall have occurred and be continuing;

(i) Borrowers shall have paid to each Lender a nonrefundable fee equal to its Commitment (as may be increased pursuant to this Amendment) on the date hereof, multiplied by fifteen (15) basis points; and

(j) Borrowers shall have paid Attorney Costs of the Agent incurred in connection with the Loan Documents, including any outstanding Attorney’s Costs of the Agent on the Effective Date.

Paragraph 3. Waiver and Consent. Lenders hereby waive any Default or Event of Default which may be existing under the Credit Agreement as a result of the Loan Parties’ failure to provide the notice to the Agent required pursuant to Section 7.19 of the Credit Agreement of the creation of Westlake NG I Corporation, Westlake NG II Corporation or Westlake International Services Corporation as Subsidiaries or the failure of such Subsidiaries to deliver an Obligation Guaranty and Collateral Documents to the Agent on the dates set forth in Section 7.19 of the Credit Agreement. Lenders also waive the requirement of Westlake International Services Corporation delivering an Obligation Guaranty and Collateral Documents to the Agent, and agree that Westlake NG I Corporation. and Westlake NG II Corporation may provide Collateral Documents to the Agent upon the earlier of: (a) no other contract to which any Loan Party is a party prohibits the delivery of such Collateral Documents, and (b) such entities owning any assets not owned on the date hereof. Lenders also consent to the name change of North American Profiles Inc. to Westech Profiles Limited.

Paragraph 4. Acknowledgment and Ratification. As a material inducement to the Agent and Lenders to execute and deliver this Amendment, each Borrower and each Guarantor (a) consent to the agreements in this Amendment, including, without limitation, the amendment to the definition of “Applicable Margin” and the increase in the Maximum Revolver Amount; and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrowers or Guarantors under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed.

8	Fifth Amendment to
Revolver Credit Agreement

Paragraph 5. Representations. As a material inducement to Lenders to execute and deliver this Amendment, each Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Default or Event of Default exists.

Paragraph 6. Fees and Expenses. Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by the Agent in connection with this Amendment, including, without limitation, Attorney Costs of the Agent in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 7. Waiver. Each Loan Party (i) acknowledges and agrees that, as of the date hereof, it has no actual or potential claim or cause of action against Agent or any Lender relating to any Loan Documents or any actions or events occurring on or before the date of this Amendment and (ii) waives and releases any right to assert such claim or cause of action to the extent based on actions or events occurring on or before the date hereof.

Paragraph	8. Miscellaneous.

8.1 This Amendment is a “Loan Document” referred to in the Credit Agreement, and the provisions relating to Loan Documents in Article 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

8.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the “Credit Agreement” shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents. Notwithstanding anything to the contrary set forth in any Loan Document, each Lender’s Commitment Percentage prior to the Effective Date shall be as set forth in Schedule 2.1 in effect prior to the Effective Date, and thereafter shall be the Commitment Percentage set forth on Schedule 2.1 attached hereto.

Paragraph 9. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 10. Parties. This Amendment binds and inures to Borrowers, Guarantors, the Agent, Lenders, and their respective successors and assigns.

9	Fifth Amendment to
Revolver Credit Agreement

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

10	Fifth Amendment to
Revolver Credit Agreement

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BANK OF AMERICA, N.A., as the Agent and a Lender

By:	/s/ Robert Mostert

Name:	Robert Mostert
Title:	Vice President

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Bond Harberts

Name:	Bond Harberts
Title:	Duly Authorized Signatory

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ David Rothbert

Name:	David Rothbert
Title:	Assistant Vice President

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy S. Culver

Name:	Timothy S. Culver
Title:	Vice President

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WELLS FARGO FOOTHILL, LLC, as a Lender

By:	/s/ Juan Barrera

Name:	Juan Barrera
Title:	Vice President

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

LASALLE BUSINESS CREDIT, LLC, as a Lender

By:	/s/ Douglas Colletti

Name:	Douglas Colletti
Title:	Senior Vice President

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

By:	/s/ Pamela Oh

Name:	Pamela Oh
Title:	Associated Director Banking Products Services, US

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

CREDIT SUISSE, Cayman Islands Branch
(formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender

By:	/s/ Alain Dacust

Name:	Alain Dacust
Title:	Director

By:	/s/ James Neira

Name:	James Neira
Title:	Associate

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Marguerite Sutton

Name:	Marguerite Sutton
Title:	Director

By:	/s/ Frank Fazio

Name:	Frank Fazio
Title:	Director

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BORROWERS AND GUARANTORS:

WESTLAKE CHEMICAL CORPORATION,
a Delaware corporation

WESTLAKE PVC CORPORATION,
a Delaware corporation

WESTLAKE VINYLS, INC.,
a Delaware corporation

NORTH AMERICAN BRISTOL CORPORATION,
a Delaware corporation

By:	/s/ Albert Chao

Albert Chao
President of the above Borrowers

Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

NORTH AMERICAN PIPE CORPORATION,
a Delaware corporation

VAN BUREN PIPE CORPORATION,
a Delaware corporation

WESTECH BUILDING PRODUCTS, INC.,
a Delaware corporation

WESTECH PROFILES LIMITED,
a Delaware corporation

By:	/s/ Wayne D. Morse

Wayne D. Morse
President of the above Borrowers

Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WESTLAKE VINYLS COMPANY LP,
a Delaware limited partnership
By:	GVGP, Inc., its general partner

WESTLAKE PETROCHEMICALS LP,
a Delaware limited partnership
By:	Westlake Chemical Investments, Inc., its general partner

WESTLAKE POLYMERS LP, a Delaware limited partnership
By:	Westlake Chemical Investments, Inc., its general partner

WESTLAKE STYRENE LP, a Delaware limited partnership
By:	Westlake Chemical Holdings, Inc., its general partner

WPT LP, a Delaware limited partnership
By:	Westlake Chemical Holdings, Inc., its general partner

By:	/s/ Albert Chao

Albert Chao President of the general partners of the above Borrowers

Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GUARANTORS:

GVGP, INC., a Delaware corporation

WESTLAKE CHEMICAL HOLDINGS, INC.,
a Delaware corporation

WESTLAKE CHEMICAL INVESTMENTS, INC.,
a Delaware corporation

WESTLAKE MANAGEMENT SERVICES, INC.,
a Delaware corporation

WESTLAKE OLEFINS CORPORATION,
a Delaware corporation

WESTLAKE RESOURCES CORPORATION,
a Delaware corporation

WESTLAKE VINYL CORPORATION,
a Delaware corporation

WESTLAKE INTERNATIONAL CORPORATION,
a Delaware corporation

WESTLAKE NG I CORPORATION,
a Delaware corporation

WESTLAKE NG II CORPORATION
a Delaware corporation

By:	/s/ Albert Chao

Albert Chao President of the above entities

Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GEISMAR HOLDINGS, INC., a Delaware corporation

WESTLAKE CHEMICAL MANUFACTURING, INC.,
a Delaware corporation

WESTLAKE CHEMICAL PRODUCTS, INC.,
a Delaware corporation

WESTLAKE DEVELOPMENT CORPORATION,
a Delaware corporation

By:	/s/ R. Michael Looney

R. Michael Looney President of the above entities

Signature Page to Fifth Amendment

SCHEDULE 1.2

LENDERS’ COMMITMENTS

LENDER	REVOLVING LOAN COMMITMENT	PRO RATA SHARE (3 DECIMALS)
Bank of America, N.A.	$55,000,000	18.333%
General Electric Capital Corporation	$41,250,000	13.750%
The CIT Group/Business Credit, Inc.	$41,250,000	13.750%
PNC Bank, National Association	$35,000,000	11.667%
Wells Fargo Foothill, LLC	$37,500,000	12.500%
LaSalle Business Credit, LLC	$33,750,000	11.250%
UBS AG, Stamford Branch	$26,250,000	8.750%
CREDIT SUISSE, Cayman Island Branch (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch)	$15,000,000	5.000%
Deutsche Bank Trust Company Americas	$15,000,000	5.000%

	TOTAL $300,000,000	100.000%

Schedule 1.2